EXHIBIT 99.2
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                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Quarterly Report of Community Financial Shares, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mary King Wilson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

             (1) The Report fully complies with the requirements of
   section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

   /s/ Mary King Wilson

   Mary King Wilson
   Chief Financial Officer
   November 14, 2002